[LOGO OF METLIFE]                                                                  Contract Number (if assigned)___________________

APPLICATION FOR VARIABLE ANNUITY                                                                                 PREFERENCE PREMIER
------------------------------------------------------------------------------------------------------------------------------------
METROPOLITAN LIFE INSURANCE COMPANY . 200 Park Avenue, New York, NY 10166-0188

SECTION I - OWNER(S)  [GRAPHIC] The Individual Owner will be the Annuitant unless Section II - Annuitant is completed.
------------------------------------------------------------------------------------------------------------------------------------

[GRAPHIC] For each Owner that is a Non-US Citizen or a Non-US Permanent Legal Resident, complete the VA NON US SUPPLEMENT form.
------------------------------------------------------------------------------------------------------------------------------------
[_] INDIVIDUAL OWNER - First Name                     Middle Name                        Last Name

    ________________________________________________  _________________________________  __________________________________________
    Permanent Street Address                               City                                     State            Zip

    _____________________________________________________  _______________________________________  _______________  ______________
    Sex: [_] Male      Date of Birth                       Social Security Number                   Primary Phone Number
         [_] Female
                       __________________________________  _______________________________________  _______________________________
    E-Mail Address

    _______________________________________________________________________________________________________________________________
    Form of ID:  [_] U.S. Driver's License  [_] Passport   Country of Legal Residence           Country of Citizenship
                 [_] Government Issued Photo ID
                                                           ___________________________________  ___________________________________
    Issuer of ID                    ID Number                       ID Issue Date (if any)          ID Expiration Date

    ______________________________  ______________________________  ______________________________  _______________________________
    Name of Employer                                                Position/Title

    ______________________________________________________________  _______________________________________________________________
    Employer Street Address                                Employer City                            State            Zip

    _____________________________________________________  _______________________________________  _______________  ______________
    Are you or an immediate family member associated with a FINRA member firm? [_] Yes [_] No
------------------------------------------------------------------------------------------------------------------------------------
[_] TRUST - Trust Name                                              Date of Trust                   Tax ID Number

    ______________________________________________________________  ______________________________  _______________________________
    Trustee Permanent Address                              City                                     State            Zip

    _____________________________________________________  _______________________________________  _______________  ______________
    [GRAPHIC] If Owner is TRUST complete    Primary Phone Number            E-Mail Address
              Trustee Certification form.
                                            _____________________________   _______________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
    JOINT OWNER - First Name                          Middle Name                        Last Name

    ________________________________________________  _________________________________  __________________________________________

    [_] Permanent Street Address same as Owner
    Permanent Street Address                               City                                     State            Zip

    _____________________________________________________  _______________________________________  _______________  ______________
    Sex: [_] Male      Date of Birth                       Social Security Number                   Primary Phone Number
         [_] Female
                       __________________________________  _______________________________________  _______________________________
    E-Mail Address                                                 Relationship to Owner

    _____________________________________________________________  ________________________________________________________________
    Form of ID:  [_] U.S. Driver's License  [_] Passport   Country of Legal Residence           Country of Citizenship
                 [_] Government Issued Photo ID
                                                           ___________________________________  ___________________________________
    Issuer of ID                    ID Number                       ID Issue Date (if any)          ID Expiration Date

    ______________________________  ______________________________  ______________________________  _______________________________
    Name of Employer                                                Position/Title

    ______________________________________________________________  _______________________________________________________________
    Employer Street Address                                Employer City                            State            Zip

    _____________________________________________________  _______________________________________  _______________  ______________
    Are you or an immediate family member associated with a FINRA member firm? [_] Yes [_] No
------------------------------------------------------------------------------------------------------------------------------------
ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT ARE VARIABLE, MAY INCREASE OR DECREASE,WHEN BASED ON THE
INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.
------------------------------------------------------------------------------------------------------------------------------------
PPS-APP-9-08                                                   Page 1                                                 MPP (09/11) Fs

SECTION II - ANNUITANT                             [GRAPHIC] For all IRA Tax Market selections, the Annuitant must be the Owner.
------------------------------------------------------------------------------------------------------------------------------------
First Name                                         Middle Name                          Last Name

_________________________________________________  ___________________________________  ___________________________________________
Permanent Street Address: [_] Same as Owner  [_] Same as Joint Owner
Permanent Street Address                                City                                     State               Zip

______________________________________________________  _______________________________________  __________________  ______________
Social Security Number                   Date of Birth                     Sex: [_] Male     Relationship to Owner(s)
                                                                                [_] Female
_______________________________________  ________________________________                    ______________________________________

SECTION III - BENEFICIARY / BENEFICIARIES
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC] If there are Joint Owners, the surviving Owner is the Primary Beneficiary and the beneficiaries listed below will be considered contingent beneficiaries.
[_]       Check here if the surviving Owner should NOT be considered the Primary Beneficiary upon either Owner' death.
------------------------------------------------------------------------------------------------------------------------------------
  Beneficiary                                             Date of Birth     Relationship to    Social Security     Percentage of
     Type              Name (First, Middle, Last)          (mm/dd/yyyy)          Owner              Number           Proceeds
----------------- ------------------------------------- ------------------ ------------------ --------------------------------------

Primary
                     First       Middle       Last
----------------- ------------------------------------- ------------------ ------------------ ------------------ -------------------
[_] Primary
[_] Contingent       First       Middle       Last
----------------- ------------------------------------- ------------------ ------------------ ------------------ -------------------
[_] Primary
[_] Contingent       First       Middle       Last
----------------- ------------------------------------- ------------------ ------------------ ------------------ -------------------
[_] Primary
[_] Contingent       First       Middle       Last
----------------- ------------------------------------- ------------------ ------------------ ------------------ -------------------

SECTION IV - CONTRACT APPLIED FOR   [GRAPHIC] Subject to current availability.
------------------------------------------------------------------------------------------------------------------------------------
Class Selection                                                    Tax Market
------------------------------------------------------------------------------------------------------------------------------------
[_] B Class          [_] R Class          [_] B Plus Class         [_] Non-Qualified    [_] Traditional IRA           [_] Roth IRA
[_] L Class          [_] C Class                                   [_] Decedent IRA     [_] Non-Qualified Decedent

[GRAPHIC] If B Plus is chosen, provide the Bonus Disclosure Form.  [GRAPHIC] If Non-Qualified Decedent or Decedent IRA is chosen, complete appropriate Inherited Election Form.
------------------------------------------------------------------------------------------------------------------------------------

Optional Riders (Available at time of application only. There are additional charges for Optional Riders listed below.)
------------------------------------------------------------------------------------------------------------------------------------
LIVING BENEFIT RIDERS (maximum one)                                             DEATH BENEFIT RIDERS (maximum one)
GUARANTEED MINIMUM INCOME BENEFITS (GMIB)                                       If no selection is made, the Standard Death Benefit
   [_] GMIB Max II                                                              will be provided at no additional charge.
   [_] GMIB PLUS IV                                                             GUARANTEED MINIMUM DEATH BENEFITS (Enhanced
                                                                                Death Benefit (EDB))
                                                                                [_] EDB Max II (May only be selected if GMIB Max II
                                                                                    is elected)
                                                                                [_] EDB III (May only be selected if GMIB Plus IV
                                                                                    is elected)
                                                                                [GRAPHIC] EDB not allowed in Decedent/Stretch tax
                                                                                    markets.
                                                                                    EDB only available with B, R and L Class in WA.
                                                                                    OTHER RIDERS
                                                                                [_] Annual Step Up Death Benefit
                                                                                [_] EPB (Earnings Preservation Benefit) Additional
                                                                                    Death Benefit (May only be selected if EDB Max
                                                                                    II or EDB III is not elected)

------------------------------------------------------------------------------------------------------------------------------------
PPS-APP-9-08                                                   Page 2                                                 MPP (09/11) Fs

SECTION V - EXISTING INSURANCE AND ANNUITIES/REPLACEMENT
------------------------------------------------------------------------------------------------------------------------------------
(A) DO YOU HAVE ANY EXISTING INDIVIDUAL LIFE INSURANCE OR ANNUITY CONTRACTS?                                     [_] Yes  [_] No

(B) WILL THE ANNUITY APPLIED FOR REPLACE OR CHANGE ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS?     [_] Yes  [_] No

[GRAPHIC] Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

[GRAPHIC] If YES TO EITHER, ensure that any applicable disclosure and replacement forms are attached.

SECTION VI - PAYMENT INFORMATION   [GRAPHIC] For new drafts, complete the Electronic Payment Account Agreement form.
------------------------------------------------------------------------------------------------------------------------------------
SOURCE OF FUNDS: Enter the appropriate letter from the sources listed below in the DETAILS box of the Payment Chart.

[GRAPHIC] If Money Market Account was funded with Mutual Funds within last six months, select Mutual Fund as source.

(A) Annuity (including 403(b))              (F) Life Insurance                        (K) Real Estate
(B) Bonds                                   (G) Loan                                  (L) Savings
(C) Certificate of Deposit                  (H) Money Market Account                  (M) Stocks
(D) Discretionary Income (Salary /Bonus)    (I) Mutual Fund (including 403(b)(7))     (N) Other
(E) Endowment                               (J) Pension Assets
------------------------------------------------------------------------------------------------------------------------------------

TAX MARKET OF FUNDS: Enter the appropriate number from the tax markets listed below in the Details box of the Payment Chart.
------------------------------------------------------------------------------------------------------------------------------------
(1) Qualified Plan (401(a), 401(k), Keogh, Pension Plan, etc.)     (3) Roth IRA       (5) 403(a), 403(b), 403(b)(7)
(2) Traditional IRA, SEP IRA, SAR-SEP IRA                          (4) SIMPLE IRA     (6) Non-Qualified
------------------------------------------------------------------------------------------------------------------------------------
#  Payment Type                 Delivery Method                                              Details
------------------------------------------------------------------------------------------------------------------------------------
1  [_] Transfer         [_] Payment with Application     AMOUNT_______________________________   SOURCE OF FUNDS___________________
   [_] Rollover         [_] Transfer with Application
   [_] 1035 Exchange    [_] Electronic Payment           SOURCE (IF OTHER)____________________   TAX MARKET OF FUNDS_______________
   [_] Contribution
                                                         IF SOURCE IS ENDOWMENT: Maturity Date_____________________________________

                                                         FOR IRA CONTRIBUTIONS:  Tax Year__________________________________________

------------------------------------------------------------------------------------------------------------------------------------
2  [_] Transfer         [_] Payment with Application     AMOUNT_______________________________   SOURCE OF FUNDS___________________
   [_] Rollover         [_] Transfer with Application
   [_] 1035 Exchange    [_] Electronic Payment           SOURCE (IF OTHER)____________________   TAX MARKET OF FUNDS_______________
   [_] Contribution
                                                         IF SOURCE IS ENDOWMENT: Maturity Date_____________________________________

                                                         FOR IRA CONTRIBUTIONS:  Tax Year__________________________________________

------------------------------------------------------------------------------------------------------------------------------------
3  [_] Transfer         [_] Payment with Application     AMOUNT_______________________________   SOURCE OF FUNDS___________________
   [_] Rollover         [_] Transfer with Application
   [_] 1035 Exchange    [_] Electronic Payment           SOURCE (IF OTHER)____________________   TAX MARKET OF FUNDS_______________
   [_] Contribution
                                                         IF SOURCE IS ENDOWMENT: Maturity Date_____________________________________

                                                         FOR IRA CONTRIBUTIONS:  Tax Year__________________________________________

------------------------------------------------------------------------------------------------------------------------------------
4  [_] Transfer         [_] Payment with Application     AMOUNT_______________________________   SOURCE OF FUNDS___________________
   [_] Rollover         [_] Transfer with Application
   [_] 1035 Exchange    [_] Electronic Payment           SOURCE (IF OTHER)____________________   TAX MARKET OF FUNDS_______________
   [_] Contribution
                                                         IF SOURCE IS ENDOWMENT: Maturity Date_____________________________________

                                                         FOR IRA CONTRIBUTIONS:  Tax Year__________________________________________

------------------------------------------------------------------------------------------------------------------------------------
PPS-APP-9-08                                                   Page 3                                                 MPP (09/11) Fs

SECTION VII - STATE DISCLOSURES / CERTIFICATION AND SIGNATURES
------------------------------------------------------------------------------------------------------------------------------------

                                                         STATE DISCLOSURES
------------------------------------------------------------------------------------------------------------------------------------

(A) IMPORTANT STATE NOTICES:

MASSACHUSETTS RESIDENTS ONLY: The variable annuity for which you are making this application gives us the right to restrict or discontinue allocations of purchase payments to the Fixed Account and reallocation from the Investment Divisions to the Fixed
Account. This discontinuance right may be exercised for reasons which include but are not limited to our ability to support the minimum guaranteed interest rate of the Fixed Account when the yields on our Investments would not be sufficient to do so. This discontinuance will not be exercised in an unfairly discriminatory manner. The prospectus also contains additional information about our right to restrict access to the Fixed Account in the future. BY SIGNING THIS APPLICATION, I ACKNOWLEDGE THAT I HAVE RECEIVED,
READ AND UNDERSTOOD THE STATEMENTS IN THIS APPLICATION AND IN THE PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT BE AVAILABLE AT SOME
POINT DURING THE LIFE OF THE CONTRACT INCLUDING POSSIBLY WHEN THIS CONTRACT IS ISSUED.

PENNSYLVANIA RESIDENTS ONLY: ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT,
ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

(B) STATE FRAUD STATEMENTS:

ARKANSAS, LOUISIANA, RHODE ISLAND AND WEST VIRGINIA RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

DISTRICT OF COLUMBIA RESIDENTS ONLY: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

KENTUCKY RESIDENTS ONLY: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

MAINE, TENNESSEE, VIRGINIA AND WASHINGTON RESIDENTS ONLY: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

MARYLAND RESIDENTS ONLY: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

NEW MEXICO RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of crime and may be subject to civil fines and criminal penalties.

OHIO RESIDENTS ONLY: A person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing false or deceptive statement is guilty of insurance fraud.

PENNSYLVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

------------------------------------------------------------------------------------------------------------------------------------
PPS-APP-9-08                                                   Page 4                                                 MPP (09/11) Fs

STATEMENT OF OWNER(S): I/WE

..    hereby represent my/our answers to the above questions to be correct and true to the best of my/our knowledge and belief.
..    have received the current prospectus for the Preference Premier and all required underlying fund prospectuses.
..    understand that there is no additional tax benefit obtained by funding an IRA with a variable annuity.
..    acknowledge that MetLife does not provide legal or tax advice and does not guarantee the intended tax treatment of the annuity or any riders thereto. I/We have been informed about the tax uncertainties stated above or elsewhere in this application, and it has also been recommended to me/us that I/we consult my/our own tax advisor or tax attorney prior to the purchase of the annuity or any riders thereto.
..    understand that I/we should notify Metropolitan Life Insurance Company if any information contained in this application should change.
..    certify that the Class Selection and Optional Rider(s) meet(s) the needs of my/our current investment objectives and risk tolerance.

------------------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I, the Owner, certify that:

..      The number shown in this application is my correct taxpayer identification number, and I am not subject to backup withholding because (a) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends.
           OR
       (b) the IRS has notified me that I am not subject to backup withholding.
           (If you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return, you must cross out and initial this item.)
..      I am a U.S. citizen or a U.S. resident alien for tax purposes.
       (If you are not a U.S. citizen or a U.S. resident alien for tax purposes, please cross out this certification and complete form W-8BEN).

[GRAPHIC] The IRS does not require your consent to any provision of this document other than certifications required to avoid backup withholding.
------------------------------------------------------------------------------------------------------------------------------------

I/WE HAVE READ THE STATE FRAUD STATEMENT AND/OR IMPORTANT STATE NOTICE IN SECTION VII APPLICABLE TO ME/US.

FOR PENNSYLVANIA RESIDENTS ONLY: I/WE UNDERSTAND THAT ALL ANNUITY PAYMENTS OR VALUES PROVIDED BY THE CONTRACT BEING APPLIED FOR
WHICH ARE BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR
AMOUNT.

            CITY & STATE WHERE THE APPLICATION IS SIGNED

            ________________________________________________________________________________________________________________________

            OWNER SIGNATURE                                                                               Date

[GRAPHIC]   _________________________________________________________________________________________     __________________________

            JOINT OWNER SIGNATURE                                                                         Date

[GRAPHIC]   _________________________________________________________________________________________     __________________________

            ANNUITANT SIGNATURE                                                                           Date

[GRAPHIC]   _________________________________________________________________________________________     __________________________

STATEMENT OF PRODUCER

All answers are correct to the best of my knowledge. I have delivered a current Preference Premier variable annuity prospectus and all required underlying fund prospectuses and reviewed the financial situation of the Proposed Owner as disclosed, and believe that a multifunded annuity contract would be suitable. I am properly FINRA registered and licensed in the state where the Proposed Owner signed this application.

Does the Owner have existing life insurance policies or annuity contracts?                                          [_] Yes   [_] No

Do you have reason to believe that the replacement or change of any existing life insurance policies and annuity
contracts may be involved?                                                                                          [_] Yes   [_] No

            PRODUCER SIGNATURE
                                                                                                          Date

[GRAPHIC]   _________________________________________________________________________________________     __________________________

            Printed Producer Name                                                       State License Number    Phone Number

            First                       Middle Name           Last
            __________________________  ____________________  ________________________  ______________________  ____________________

------------------------------------------------------------------------------------------------------------------------------------
PPS-APP-9-08                                                   Page 5                                                 MPP (09/11) Fs